EXHIBIT 4.1(b)

EMCOR GROUP, INC.

First Supplement to Security Agreement

          THIS FIRST SUPPLEMENT TO SECURITY AGREEMENT (the “Supplement”) is dated as of this 21st day of November, 2011 among EMCOR Group, Inc. (the “Company”), the other Debtors party hereto, and Bank of Montreal, as collateral agent (the “Agent”).

Preliminary Statements

          A.          The Debtors listed under the heading “Existing Debtors” on the signature pages attached hereto and the Agent are party to that certain Third Amended and Restated Security Agreement dated as of February 4, 2010 (such Security Agreement, as the same may from time to time be amended, modified or restated, being hereinafter referred to as the “Security Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Security Agreement.

          B.          Pursuant to the Security Agreement, the Existing Debtors granted to the Agent, for the benefit of the Secured Creditors, among other things, a continuing security interest in all of their personal property and fixtures as described therein.

          C.          Concurrently herewith, the Company, EMCOR Group (UK) plc., a United Kingdom public limited company (“EMCOR UK”), Agent, and certain other parties are entering into a Third Amended and Restated Credit Agreement dated as of even date herewith (such Credit Agreement, as the same may from time to time be amended, modified or restated, being hereinafter referred to as the “Credit Agreement”).

          D.          The Company wishes to (i) add certain of the Company’s subsidiaries listed under the heading “Additional Debtors” on the signature pages attached hereto as Debtors under the Security Agreement (the “Additional Debtors”; and together with the Existing Debtors, the “Debtors”), (ii) update Schedules A through F to the Security Agreement, and (iii) make certain other changes to the Security Agreement and the Agent is willing to do so on the terms and conditions set forth herein.

          E.          The Company and EMCOR UK provide the Debtors (other than the Company) with substantial financial, managerial, administrative, technical and design support and the Debtors will directly and substantially benefit from credit and other financial accommodations extended and to be extended by the Secured Creditors to the Company and EMCOR UK.

          NOW, THEREFORE, in consideration of the benefits accruing to the Debtors, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.          Each Additional Debtor acknowledges and agrees that it shall become a “Debtor” party to the Security Agreement effective upon the date such Additional Debtor’s execution of this Agreement and the delivery of this Agreement to the Agent, and that upon such execution and delivery, all references in the Security Agreement to the terms “Debtor” or “Debtors” shall be deemed to include such Additional Debtor. Each Additional Debtor hereby acknowledges and agrees that the Obligations are secured by all of the Collateral according to, and otherwise on and subject to, the terms and conditions of the Security Agreement to the same extent and with the same force and effect as if such Additional Debtor had originally been one of the Existing Debtor under the Security Agreement and had originally executed the same as such an Existing Debtor.

          2.          Without limiting the generality of the foregoing, the Debtors hereby repeat and reaffirm all grants (including the grant of a lien and security interest), covenants, agreements, representations and warranties contained in the Security Agreement as supplemented hereby, each and all of which are and shall remain applicable to the Collateral from time to time owned by the Debtors or in which the Debtors from time to time have any rights. Without limiting the foregoing, in order to secure payment of the Obligations, whether now existing or hereafter arising, the Debtors hereby grant to the Agent for the benefit of the Secured Creditors, and hereby agrees that the Agent has and shall continue to have for the benefit of the Secured Creditors a continuing security interest in, among other things, all of the Debtors’ Collateral (as such term is defined in the Security Agreement), including, without limitation, all of the Debtors’ Receivables, Leases, General Intangibles, Inventory, Equipment, Investment Property, Pledged Notes, and all of the other Collateral described in, and subject to the limitations set forth in, Section 2 of the Security Agreement, each and all of such granting clauses being incorporated herein by reference with the same force and effect as if set forth in their entirety except that all references in such clauses to the Debtors or any of them shall be deemed to include references to the Additional Debtors. Nothing contained herein shall in any manner impair the priority of the liens and security interests heretofore granted in favor of the Agent under the Security Agreement.

          3.          The foregoing notwithstanding, (i) references to Borrowers in the Security Agreement shall be deemed to be references to the Company, EMCOR UK and any other Subsidiary of the Company that is designated as a Borrower under the Credit Agreement and (ii) references to the Credit Agreement in the Security Agreement shall be deemed references to the Credit Agreement as defined herein.

          4.          Schedules A through F to the Security Agreement shall be amended and restated in the form of Schedule A, B, C, D, E and F, respectively, attached hereto.

          5.          The Debtors agree to execute and deliver such further instruments and documents and do such further acts and things as the Agent may deem necessary or proper to carry out more effectively the purposes of this Supplement.

          6.          This Supplement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed shall be an original but all of which to constitute one and the same instrument. Except as specifically amended and modified hereby, all of the terms and conditions of the Security Agreement shall stand and remain unchanged and in full force and effect.

          7.          No reference to this Supplement need be made in the Security Agreement or in any other document or instrument making reference to the Security Agreement, any reference to the Security Agreement in any of such items to be deemed a reference to the Security Agreement as supplemented hereby.

          8.          This Supplement shall be governed by and construed in accordance with the State of Illinois (without regard to principles of conflicts of law).

[Signature Page Follows.]

Dated as of the date first above written.

“Existing Debtors”

EMCOR Group, Inc.

By:	/s/ Anthony J. Guzzi

	Name:	Anthony J. Guzzi
	Title:	President and Chief Executive Officer

Forti/Poole and Kent, L.L.C.

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Manager

CSUSA Holdings L.L.C.

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Manager

Trimech Plumbing L.L.C.

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Manager

Shambaugh & Son, L.P.
By:	CSUSA Holdings L.L.C., its General Partner

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Vice President

Signature Page to Security Agreement Supplement

Border Electric Co., L.P.
By:	CSUSA Holdings L.L.C., its General Partner

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Vice President

Border Mechanical Co., L.P.
By:	CSUSA Holdings L.L.C., its General Partner

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Vice President

Professional Mechanical Contractors, L.L.C.

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Vice President

Welsbach Electric Corp.

By:	/s/ Keith D. Carney

	Name:	Keith D. Carney
	Title:	President / Chief Executive Officer

Signature Page to Security Agreement Supplement

Air Systems, Inc.
Atlantic Coast Mechanical, Inc.
Beaumont Real Estate Holding Company
Building Technology Engineers, Inc.
Central Mechanical Construction Co., Inc.
CES Facilities Management Services, Inc.
Combustioneer Corporation
Contra Costa Electric, Inc.
CS48 Acquisition Corp.
DEBRA-KUEMPEL INC. (f/k/a The Fred B. DeBra Co.)
Design Air, Limited
Duffy Mechanical Corp.
Dyn Specialty Contracting, Inc.
Dynalectric Company
Dynalectric Company of Nevada
Dynalectric Company of Ohio
Dynalectric of Michigan II, Inc.
EMCOR Construction Services, Inc.
EMCOR-CSI Holding Co.
EMCOR Energy Services, Inc.
EMCOR Facilities Services, Inc.
EMCOR Government Services, Inc.
EMCOR Gowan, Inc.
EMCOR Hyre Electric Co. of Indiana, Inc.
EMCOR International Inc.
EMCOR Mechanical/Electrical Services (East), Inc.
EMCOR Services Arizona, Inc.
EMCOR Services Northeast, Inc.
EMCOR Services New York/New Jersey, Inc.
EMCOR Services Team Mechanical, Inc.
F & G Management, Inc.
F & G Plumbing, Inc.
Fluidics, Inc.
Forest Electric Corp.
FR X Ohmstede Acquisitions Co.
Gibson Electric Co., Inc.
Great Monument Construction Company
Hansen Mechanical Contractors, Inc.
Heritage Mechanical Services, Inc.
Hillcrest Sheet Metal, Inc.

Signature Page to Security Agreement Supplement

HNT Holdings Inc.
HVAC, Ltd.
Illingworth-Kilgust Mechanical, Inc.
Inte-Fac Corp.
J.C. Higgins Corp.
KDC Inc.
Kuempel Service, Inc.
L.T. Mechanical, Inc.
Labov Mechanical, Inc.
Labov Plumbing, Inc.
Lowrie Electric Company, Inc.
Mandell Mechanical Corporation
Marelich Mechanical Co., Inc.
Maximum Refrigeration & Air Conditioning Corp.
Meadowlands Fire Protection Corp.
Mechanical Services of Central Florida, Inc.
MES Holdings Corporation
Mesa Energy Systems, Inc.
Midland Fire Protection, Inc.
Monumental Heating, Ventilating and Air Conditioning Contractors, Inc.
Monumental Investment Corporation
Nogle & Black Mechanical, Inc.
North Jersey Mechanical Contractors, Inc.
Ohmstede Industrial Services Inc.
Pace Mechanical Services II, Inc.
Penguin Air Conditioning Corp.
Penguin Maintenance and Services Inc.
Performance Mechanical, Inc.
Poole & Kent Company of Florida
Poole and Kent-New England, Inc.
Poole and Kent-Connecticut, Inc.
R. S. Harritan & Company, Inc.
Redman Equipment & Manufacturing Company
S. A. Comunale Co., Inc.
The Betlem Service Corporation
The Fagan Company
The Poole and Kent Company
The Poole and Kent Corporation
Trautman & Shreve, Inc.
University Marelich Mechanical, Inc.

Signature Page to Security Agreement Supplement

University Mechanical & Engineering
Contractors, Inc., a California
corporation
University Mechanical & Engineering
Contractors, Inc., an Arizona
corporation
Walker-j-walker, Inc.
Welsbach Electric Corp. of L.I.

By:	/s/ R. Kevin Matz

Name:		R. Kevin Matz
Title:		Vice President

F & G Mechanical Corporation

By:	/s/ SalvatoreFichera

	Name:	Salvatore Fichera
	Title:	President

Aircond Corporation
MOR PPM, Inc.
New England Mechanical Services, Inc.
New England Mechanical Services of Massachusetts, Inc.
Viox Services, Inc.

By:	/s/ Douglas Myers

	Name:	Douglas Myers
	Title:	Vice President

Ohmstede Partners LLC

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Manager

Signature Page to Security Agreement Supplement

Ohmstede Holdings LLC

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Manager

Ohmstede Ltd.
By:	Ohmstede Partners LLC, its General Partner

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Vice President

“Additional Debtors”

Bahnson, Inc.
Bahnson Holdings, Inc.
Intermech, Inc.
Mechanical Specialties Contractors, Inc.
Scalise Industries Corporation

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Vice President

EMCOR Services CES, Inc.
Harry Pepper & Associates, Inc.
USM, Inc.
USM (Delaware) Inc.
USM Services Holdings, Inc.

By:	/s/ Douglas Myers

	Name:	Douglas Myers
	Title:	Vice President

Signature Page to Security Agreement Supplement

Bahnson Environmental Specialties, LLC

By:	/s/ R. Kevin Matz

	Name:	R. Kevin Matz
	Title:	Manager

Signature Page to Security Agreement Supplement

Accepted and agreed to in Chicago, Illinois, as of the date first above written.

Bank of Montreal, as Agent

By	/s/ John A. Armstrong

	Name:	John A. Armstrong
	Title:	Director

Signature Page to Security Agreement Supplement

Schedule A

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor

EMCOR Group, Inc. (Delaware Corporation) Org. No. 2120222	301 Merritt Seven Norwalk, CT 06851		See Column 2

EMCOR Construction Services, Inc. (Delaware Corporation) Org. No. 2295158	301 Merritt Seven Norwalk, CT 06851	1420 Spring Hill Road Suite 500 McLean, VA 22102	See Columns 2 & 3

EMCOR Facilities Services, Inc. (Delaware Corporation) Org. No. 2625001	301 Merritt Seven Norwalk, CT 06851	555 Anton Blvd. Costa Mesa, CA 92626 4050 East Cotton Center Blvd., Phoenix, AZ 85040 790 Township Rd. Yardley, PA	See Columns 2 & 3

EMCOR Services CES, Inc. (Delaware corporation) Org. No. 5014397	2800 Crystal Dr., Suite 600 Arlington, VA 22202		See Column 2
Mesa Energy Systems, Inc. (California Corporation) Org. No.1281860	5 Vanderbilt Irvine, CA 92618

2865 Progress Place #A
Escondido, CA 92029

24051 Amador Street
Hayward, CA 94544

6550 Federal Boulevard
Lemon Grove, CA 91965

4668 No. Sonora Avenue
Fresno, CA 93722

7060 Koll Center Parkway
Pleasanton, CA

16250 Railroad Avenue
Morgan Hill, CA 95037

See Columns 2 & 3

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor
d/b/a Emcor Services Hillcrest 4540 Easton Dr. Bakersfield, CA 93309

31332 Via Colinas Unit #105 Westlake Village, CA 91362

11295 Sunrise Gold Circle #D Rancho Cordova, CA 95742

Scalise Industries Corporation (Pennsylvania Corporation) Org. No. 647338	108 Commerce Blvd. Lawrence, PA 15055	91 Mayview Rd Lawrence, PA 15055

EMCOR International Inc. (Delaware Corporation) Org. No. 2184202	301 Merritt Seven Norwalk, CT 06851		See Column 2

EMCOR Mechanical/Electrical Services (East), Inc. (Delaware Corporation) Org. No. 2293360	301 Merritt Seven Norwalk, CT 06851		See Column 2

EMCOR Energy Services, Inc. (Delaware Corporation) Org. No.2704011	301 Merritt Seven Norwalk, CT 06851	Two Penn Plaza New York, NY 10121 505 Sansome Street San Francisco, CA 94111	See Columns 2 & 3

Heritage Mechanical Services, Inc. (New York Corporation) None	305 Suburban Avenue Deer Park, NY 11729		See Column 2

Welsbach Electric Corp. (Delaware Corporation) Org. No.0780011	111-01 14th Avenue College Point, NY 11356-0252		See Column 2

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor

Forest Electric Corp. (New York Corporation) Org. No. None	2 Penn Plaza, Fl. 4 New York, NY 30121	160 Rarritan Ctr. Parkway, Suite 18 Edison, NJ 08837	See Columns 2 & 3

Welsbach Electric Corp. of L.I. (New York Corporation) Org. No. None	300 Newtown Road Plainview, NY 11803		See Column 2

Penguin Maintenance and Services Inc (Delaware Corporation) Org. No. 2251604	26 West Street Brooklyn, NY 112221		See Column 2

Penguin Air Conditioning Corp. (New York Corporation) Org. No. None	26 West Street Brooklyn, NY 11222		See Column 2

J.C. Higgins Corp. (Delaware Corporation) Org. No. 2232450	70 Hawes Way, Fl. 2 Stoughton, MA 02072	d/b/a Tucker Mechanical 367 Research Parkway Meriden, CT 06450	See Columns 2 & 3

Duffy Mechanical Corp. (Maryland Corporation) Org. No. D03916020	15875 Commerce Court Upper Marlboro, MD 20772		See Column 2

EMCOR Hyre Electric Co. of Indiana, Inc. (Delaware Corporation) Org. No. 2267293	2655 Garfield Avenue Highland, IN 46322		See Column 2

Gibson Electric Co., Inc. (New Jersey Corporation) Org. No. 0100081753	3100 Woodcreek Drive Downers Grove, IL 60515		See Columns 2 & 3

University Mechanical & Engineering Contractors, Inc. (California Corporation) Org. No. 527647	1168 Fesler Street El Cajon, CA 92020		See Column 2
Pace Mechanical Services II, Inc. (Michigan Corporation)	2570 Commerce Dr. Madison Heights, MI		See Column 2

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor
Org. No. 488043	48071

University Mechanical & Engineering Contractors, Inc. (Arizona Corporation) Org. No. 0059955-4	1200 North Sickles Road Tempe, AZ 85281		See Column 2

Hansen Mechanical Contractors, Inc. (Nevada Corporation) Org. No. C324-1971	6325 South Valley View Boulevard Las Vegas, NV 89118		See Column 2
Design Air, Limited (Washington Corporation) Org. No. 600314241	8657 South 190th Street Kent, WA 98031-1270		See Column 2

Trautman & Shreve, Inc. (Colorado Corporation) Org. No. 19911078279	4406 Race Street Denver, CO 80216	322 Juanita Street Colorado Springs, CO 80909	See Columns 2 & 3

EMCOR Gowan, Inc. (Texas Corporation) Org. No.0022008300	5550 Airline Drive Houston, TX 77076		See Column 2

Inte-Fac Corp. (New York Corporation) Org. No. None	26 West Street Brooklyn, NY 11222		See Column 2

MES Holdings Corporation (Delaware Corporation) Org. No. 2441388	301 Merritt Seven Norwalk, CT 06851		See Column 2

R. S. Harritan & Company, Inc. (Virginia Corporation) Org. No. 179532	3280 Formex Road Richmond, VA 23224		See Column 2

Labov Mechanical, Inc. (Delaware Corporation) Org. No. 2693486	9815 Roosevelt Blvd. Suite A Philadelphia, PA 19114		See Column 2

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor

Labov Plumbing, Inc. (Delaware Corporation) Org. No. 2693386	9815 Roosevelt Blvd. Suite A Philadelphia, PA 19114		See Column 2

Dynalectric Company of Ohio (Ohio Corporation) Org. No. 807660	2300 International Street Columbus, OH 43228		See Column 2

Dynalectric of Michigan II, Inc. (Delaware Corporation) Org. No. 2822379	301 Merritt Seven Norwalk CT 06851	25701 Commerce Dr. Madison Heights, MI 48071	See Column 2

DeBra-Kuempel Inc. (Delaware Corporation) Org. No. 2945595	3876 Southern Avenue Cincinnati, OH 45227	1948 W. Dorothy Lane Dayton, OH 45439 702 Parker Drive Maysville, KY 41056 d/b/a Dynaelectric Ohio 2300 International Street Columbus, OH 43228-4621	See Column 2 & 3

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor

Marelich Mechanical Co., Inc. (California Corporation) Org. No. C2114848	24041 Amador Hayward, CA 94544	1000 North Kraemer Place Anaheim, CA 92806 8670 Younger Creek Drive Sacramento, CA 92806 1679 Enterprise Blvd. Sacramento, CA 95691	See Columns 2 & 3

Dynalectric Company (Delaware Corporation) Org. No. 2722041	1420 Spring Hill Road, #500 McLean, VA 22102	3145 Northwoods Parkway, Suite 800 Norcross, GA 30071	See Columns 2 & 3

d/b/a Ferguson Dynalectric of Colorado 1410 Ford Street. Colorado Springs, CO 80915 345 Sheridan Boulevard Denver, Co 80226 3555 W. Oquendo Road Las Vegas, NV 89118

9505 Chesapeake Drive San Diego, CA 92123 22930 Shaw Road Dulles, VA 20166 2904 Southwest First Avenue Portland, OR 97201 497 Mueller Lane Newport News, VA 23606 2501 SW 160th Miramar, FL 33027

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor

4462 Corporate Center Dr.
Los Alamitos, CA 90702

2904 SW First Avenue
Portland, OR 97201

611 Jackson Road, Suite 112
Ann Arbor, MI 48103

d/b/a Wasatch Electric
1574 South West Temple
Salt Lake City, UT 84115

Dyn Specialty Contracting, Inc. (Virginia Corporation) Org. No. 295431	1420 Spring Hill Road, #500 McLean, VA 22102		See Column 2

KDC Inc. (California Corporation) Org. No. 770706	4462 Corporate Center Drive Los Alamitos, CA 90720	d/b/a KDC Systems 4462 Corporate Center Drive Los Alamitos, CA 90720 d/b/a KDC Systems 2904 S. W. First Avenue Portland, OR 97201	See Columns 2 & 3

Contra Costa Electric, Inc. (California Corporation) Org. No. C0273069	825 Howe Road Martinez, CA 94553	3208 Landco Drive Bakersfield, CA 93308 4690 East Carmen Avenue Fresno, CA 93703	See Columns 2 & 3

Dynalectric Company of Nevada (Nevada Corporation) Org. No. C238-1958	3555 West Oquendo Rd Las Vegas, NV 89118		See Column 2

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor

EMCOR Services Northeast, Inc. (Massachusetts Corporation) Org. No. None	80 Hawes Way Stoughton, MA 02072		See Columns 2 & 3

Building Technology Engineers, Inc. (Massachusetts Corporation) Org. No. None Poole & Kent Company of Florida (Delaware Corporation) Org. No. 3818963	105 Central Street, Suite 2100 Stoneham, MA 02180 1781 N.W. North River Drive Miami, FL 33125	555 Anton Blvd. Costa Mesa, CA 92626 1715 Lemon Street Tampa, FL 33606 901 North Point Parkway, Suite 104 West Palm Beach, FL 33407	See Columns 2 & 3

Monumental Investment Corporation (Maryland Corporation) Org. No. D01289180	301 Merritt Seven Norwalk, CT 06851		See Column 2

The Poole and Kent Company (Maryland Corporation) Tax I.D. 52-0017984 Org. No. D00174458	4530 Hollins Ferry Road Baltimore, MD 21227		See Column 2

The Poole and Kent Corporation (Maryland Corporation) Org. No. D00174466	4530 Hollins Ferry Road Baltimore, MD 21227		See Column 2

d/b/a Poole and Kent Construction Services 643 Lofstrand Lane Rockville, MD 20850
S. A. Comunale Co., Inc. (Ohio Corporation) Org. No. 437451	2900 Newpark Drive Barberton, OH 44203	5270 Oakwood Boulevard Mays Landing, NJ	See Columns 2 & 3
3007 Harding Highway East Mario, OH 43302
1002 International Boulevard

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor
Cincinnati, OH 45246

145 Shaffer Drive NE Warren, OH 44484

1200 E. 55th Street, Unit B Cleveland, OH 44103

99 North Broad Street Phillipsburg, NJ

23042 Commerce Drive Farmington Hills, MI 48335

Air Systems, Inc. (California Corporation) Org. No.C2497209	940 Remillard Court San Jose, CA 95122		See Column 2

Fluidics, Inc. (Pennsylvania Corporation) Org. No. 766706	9815 Roosevelt Blvd., Suite A Philadelphia, PA 19114		See Column 2

University Marelich Mechanical, Inc. (Delaware Corporation) Org. No. 4047723	1000 N. Kraemer Place Anaheim, CA 92806

Midland Fire Protection, Inc. (Rhode Island Corporation) Org. No. 56289	70 Hawes Way R.2 Stoughton, MA 02072		See Column 2

Poole and Kent-Connecticut, Inc. (Maryland Corporation) Org. No. D04800199	4530 Hollins Ferry Road Baltimore, MD 21227		See Column 2

Poole and Kent – New England, Inc. (Maryland Corporation) Org. No.D03688207	4530 Hollins Ferry Road Baltimore, MD 21227		See Column 2

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor

Monumental Heating, Ventilating and Air Conditioning Contractors, Inc. (Maryland Corporation) Org. No. D04254868	4530 Hollins Ferry Road Baltimore, MD 21227		See Column 2

Forti/Poole and Kent, L. L. C. (Maryland LLC) Org. No. W04265096	4530 Hollins Ferry Road Baltimore, MD 21227		See Column 2

HVAC, Ltd. (Maryland Corporation) Org. No. D00816884	4530 Hollins Ferry Road Baltimore, MD 21227		See Column 2

Atlantic Coast Mechanical, Inc. (Maryland Corporation) Org. No. D01557800	4530 Hollins Ferry Road Baltimore, MD 21227		See Column 2

Great Monument Construction Company (Maryland Corporation) Org. No. D01495571	301 Merritt Seven Norwalk, CT 06851		See Column 2

EMCOR- CSI Holding Co. (Delaware Corporation) Org. No. 3486633	301 Merritt Seven Norwalk, CT 06851		See Column 2

Border Electric Co., L.P. (Texas Limited Partnership) Org. No. 0012427910	6939 Commerce Avenue El Paso, TX 79915		See Column 2

Border Mechanical Co., L.P. (Texas Limited Partnership) Org. No. 0012428010	6939 Commerce Avenue El Paso, TX 79915		See Column 2

Central Mechanical Construction Co., Inc. (Delaware Corporation) Org. No. 2892099	631 Pecan Circle Manhattan, KS 66502	725 NE Highway 24 Topeka, KS 66608	See Columns 2 & 3
CS48 Acquisition Corp.	301 Merritt Seven	506 East 23rd Lawrence, KS 66046	See Column 2

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor
(Delaware Corporation) Org. No. 2955782	Norwalk, CT 06851

CSUSA Holdings L.L.C. (Delaware Corporation) disregarded entity Org. No. 3467627	301 Merritt Seven Norwalk, CT 06851		See Column 2

F & G Mechanical Corporation (Delaware Corporation) Org. No. 2850884	348 New County Road Secaucus, NJ 07094		See Columns 2 & 3

F & G Plumbing, Inc. (New Jersey Corporation) Org. No. 0100873145	348 New County Road Secaucus, NJ 07094		See Columns 2 &3

EMCOR Services New York/ New Jersey, Inc. (Delaware Corporation) Org. No. 2930475	24-37 46th Street Long Island City, NY 11103	231 West Parkway Pompton Plains, NJ 07444	See Columns 2 & 3

Hillcrest Sheet Metal, Inc. (Delaware Corporation) Org. No. 2788607	4540 Easton Drive Bakersfield, CA 93309		See Column 2

Illingworth-Kilgust Mechanical, Inc. (Delaware Corporation) Org. No. 2913106	6950 Gisholt Drive Madison, WI 53713	615 South 89th Street Milwaukee, WI 53214	See Column 2 and 3

Kuempel Service, Inc. (Ohio Corporation) Org. No. 581186	3876 Southern Avenue Cincinnati, OH 45227		See Columns 2 & 3
Lowrie Electric Company, Inc. (Tennessee Corporation) Org. No. 0154850	7520 Bartlett Corporate Cove, East Bartlett, TN 38133		See Column 2
Mandell Mechanical Corporation (New York Corporation) Org. No. None	250 West 57th Street, Suite 1427-28 New York, NY 30107	24-37 46th Street Long Island City, NY 11103	See Columns 2 & 3

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor

Maximum Refrigeration & Air Conditioning Corp. (Delaware Corporation) Org. No. 2892098	348 New County Rd Secaucus, NJ 07094		See Column 2

Meadowlands Fire Protection Corp. (New Jersey Corporation) Org. No. 0100215829	348 New County Rd Secaucus, NJ 07094		See Column 2

Nogle & Black Mechanical, Inc. (Delaware Corporation) Org. No. 0100076108	1406 W. Cardinal Court Urbana, IL 61803		See Column 2

North Jersey Mechanical Contractors, Inc. (New Jersey Corporation) Org. No. 0100076108	2 North Street, Suite 2B Waldwick, NJ 07463		See Columns 2 & 3

Shambaugh & Son, L.P. (Texas Limited Partnership) Org. No. 002169710	7614 Opportunity Drive Fort Wayne, IN 46825	Shambaugh & Son, L.P. Detroit Fire Protection 21667 Melrose Avenue Southfield, MI 48075 Shambaugh & Son, L.P. South Bend Mechanical 13738 E. Jefferson Blvd. Mishawaka, IN 46545	See Columns 2 & 3

Shambaugh & Son, L.P. Ed Grace Division 2600 Duncan Road Lafayette, IN 47904 Advanced Systems Computer Consultants 4711 Speedway Drive Fort Wayne, IN 46825

Advanced Systems Group, Inc.

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor

4711 Speedway Drive
Fort Wayne, IN 46825

Shambaugh & Son, L.P.
Lafayette Electric Division
2600 Duncan Road
Lafayette, IN 47904

Shambaugh & Son, L.P.
Toledo Fire Protection
212 West Wayne Street
Maumee, OH 43537

d/b/a Pace Mechanical
    Services
25701 Commerce Dr.
Madison Heights, MI 48071

Shambaugh & Son, L.P.
Indianapolis Electric Division
1010 E. Summer Avenue
Indianapolis, IN 46227

d/b/a Havel Brothers
7525 DiSalle Blvd.
Fort Wayne, IN 46825

d/b/a Havel Brothers
Sugar Maple Court
South Bend, IN 46628

d/b/a Havel Brothers 5128 W 79th Street Indianapolis, IN 46268 Shambaugh & Son, L.P. South Bend Fire Protection 13738 E. Jefferson Blvd. Mishawaka, IN 46545

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor

Shambaugh & Son, L.P. 2820 Thatcher Road Downers Grove, IL 60515 d/b/a Havel Brothers 8233 Neptune, Suite 1 Kalamazoo, MI 49009

The Fagan Company (Kansas Corporation) Org. No. 630954	3125 Brinkerhoff Road Kansas City, KS 66115	14 E. 1st Fort Scott, KS 66701	See Columns 2 & 3

Walker-J-Walker, Inc. (Tennessee Corporation) Org. No. 0033339	6045 E. Shelby Dr. #3 Memphis, TN 38141		See Column 2

EMCOR Government Services, Inc. (Maryland Corporation) Org. No. D03903283	2800 Crystal Dr., Suite 600 Arlington, VA 22202		See Column 2

EMCOR Services Arizona, Inc. (Delaware Corporation) Org. No. 4550552	4050 East Cotton Center Blvd., Suite 40 Phoenix, Arizona 22202		See Column 2

Aircond Corporation (Georgia Corporation) Org No. J202485	400 Lake Ridge Drive, S.E. Smyrna, GA 30082

485 Buford Drive
Lawrenceville, GA 30045

4480 Riverside Drive
Macon, GA 31210

2770 West Point Road
Lagrange, GA 30240

2450 Lakeland Road, Suite
1
Dalton, GA 30721

700 Gracern Road
Columbia, SC 29210-7651

See Columns 2 & 3

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor

120 Old Mill Road, Suite G Greenvile, SC 29607 4314 Belair Frontage Road, Suite F Augusta, GA 30909

The Betlem Service Corporation (New York Corporation) Org. No. None	704 Clinton Avenue, South Rochester, NY 14620		See Columns 2 & 3

CES Facilities Management Services, Inc. (Maryland Corporation) Org. No. D05515994	2800 Crystal Drive, Suite 600 Arlington, VA 22202		See Column 2

Combustioneer Corporation (Maryland Corporation) Org. No. D03050507	643 Lofstrand Lane Rockville, MD 20850		See Column 2

EMCOR Services Team Mechanical, Inc. (Delaware Corporation) Org No. 4026937	431 Lexington Drive Buffalo Grove, IL 60089		See Column 2

New England Mechanical Services of Massachusetts, Inc. (Massachusetts Corporation) Org. No. None	17 Third Street Palmer, MA 01069		See Column 2

New England Mechanical Services, Inc. (Connecticut Corporation) Org. No. 0033131	166 Tunnel Road Vernon, CT 06066	30 Linden Drive Trumbull, CT 06611 690 Asylum Avenue Hartford, CT 06105 3 Shaw’s Cove New London, CT 06320 17 Third Street Palmer, MA 01069	See Columns 2 & 3

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor

203 Concord Street Pawtucket, RI 02860

Trimech Plumbing L.L.C. (Delaware Limited Liability Corp.) Org. No. 3463843	231 West Parkway Pompton Plains, NJ 07444		See Column 2

Viox Services, Inc. (Ohio Corporation) Org. No. 470852	15 W. Voorhees Street Cincinnati, OH 07444	2020 15th Street Columbus, IN 47201 1144 East Market Street Akron, OH 44316	See Columns 2 & 3

F & G Management, Inc. (Delaware Corporation) Org. No. 3581028	301 Merritt Seven Norwalk, CT 06851		See Column 2

FR X Ohmstede Acquisitions Co. (Delaware Corporation) Org. No. 4168905	937 Pine St. Beaumont, TX 77701		See Column 2

HNT Holdings Inc. (Delaware Corporation) Org. No. 3372290	937 Pine St. Beaumont, TX 77701		See Column 2

Ohmstede Partners LLC (Delaware LLC) Org. No. 3388080	937 Pine St. Beaumont, TX 77701		See Column 2

Ohmstede Holdings LLC (Delaware LLC) Org. No. 3388083	937 Pine St. Beaumont, TX 77701		See Column 2

Ohmstede Ltd. (Texas Limited Partnership) Org. No. 00151033-10	937 Pine St. Beaumont, TX 77701	895 N. Main Street Beaumont, TX 77701 410 Flato Rd. Corpus Christi, TX 78405 12415 Highway 225 LaPorte, TX 77571 4250 Highway 30 St. Gabriel, LA 70776	See Columns 2 & 3

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor
420545 Belshaw Avenue Carson, CA 90745 1750 Swisco Rd. Sulphur, LA 70665

Ohmstede Industrial Services Inc. (Texas Corporation) Org. No. 117921700	937 Pine St. Beaumont, TX 77701		See Column 2

Beaumont Real Estate Holding Company (Texas Corporation) Org. No. 800104306	937 Pine St. Beaumont, TX 77701		See Column 2

Performance Mechanical, Inc. (California Corporation) Org. No. C1186280	701 Willowpass Road Pittsburg, CA 94565		See Column 2

Redman Equipment & Manufacturing Company (California Corporation) Org. No. C0431393	19800 S. Normandie Avenue Torrance, CA 90502-1182		See Column 2

Professional Mechanical Contractors, L.L.C. (Connecticut Corporation) Org. No. 0516430	65 Kreiger Lane Glastonbury, CT 06033		See Column 2

Mechanical Services of Central Florida, Inc. (Florida Corporation) Document No. P03000008527	9820 Satelite Blvd. Orlando, FL 32837		See Column 2

MOR PPM, Inc. (South Carolina Company) Org No. None	1127 South Main Street Society Hill, NC 29593		See Column 2

L.T. Mechanical, Inc. (North Carolina Corporation) Org. No. 0649719	5940 General Commerce Drive Charlotte, NC 28213		See Column 2

Bahnson Holdings, Inc. (North Carolina Corporation) Org. No. 0800684	3901 Westpoint Blvd. Winston-Salem, NC 27105

Bahnson, Inc. (North Carolina Corporation) Org. No. 0287987	3901 Westpoint Blvd. Winston-Salem, NC 27105	555 Birch Creek Road McLeansville, NC 27301

Name of Debtor (And Organizational No.)	Chief Executive Office	Additional Places of Business	Location of Collateral Held by Debtor

Bahnson Environmental Specialties, LLC	4412 Tryon Road Raleigh, NC 27606
(North Carolina limited liability company)
Org. no. 0571969

Mechanical Specialties Contractors, Inc. (North Carolina Corporation)	100 Forsyth Hall Drive Suite D Charlotte, NC 28273	2274 Azalea Dr. Suite B Lawrenceville, GA 30043
Org. No. 0406593

Intermech, Inc. (Delaware Corporation) Org. No. 0894383	3909 Westpoint Dr. Winston-Salem, NC 27103	1380 Enterprise St. Idaho Falls, ID 83402 227 Trade Court Aikem, SC 29805 654 Truman Ave. Richland, WA 99352

Harry Pepper & Associates, Inc. (Florida Corporation) Org. No. 238126	9000 Regency Square Blvd. Suite 100 Jacksonville, FL 32211	8233 Gator Lane Suite No. 1 West Palm Beach, FL 33411 6706 N. 9th Ave. Suite No. A7 Pensacola, FL 3250

USM Services Holdings, Inc. (Delaware Corporation) Org. No. 4927170	1880 Markley St. Norristown, PA 19401

USM (Delaware) Inc. (Delaware Corporation) Org. No. 4435782	1880 Markley St. Norristown, PA 19401

USM, Inc. (Pennsylvania Corporation) Org. No. 1048528	1880 Markley St. Norristown, PA 19401	260 Maple Court Suite 210 Ventura, CA 93003 151 Bodman Red Bank, NJ 07701

Schedule B

Trade Names

Debtor’s Name	Prior Legal Name in Past 5 Years	Trade Names/Names in Past 5 Years

EMCOR Group, Inc.	None	None

EMCOR Construction Services, Inc.	EMCOR Construction Holding Services, Inc. (DE)	None
EMCOR Mechanical/Electrical Services (Midwest), Inc.; EMCOR Mechanical/Electrical Services (South), Inc.; EMCOR Mechanical/Electrical Services (West), Inc. - each in DE

EMCOR Facilities Services, Inc.	None	EMCOR Energy Services
EMCOR Industrial Services Consulting Group
Efacilities
Chicago Fire Protection Group
Facilities Knowledge Center (with respect to the Phoenix, AZ property)
EMCOR Customer Solutions Center
EMCOR Mobile Services
EMCOR Mechanical Services
EMCOR Services

Mesa Energy Systems, Inc.	None	EMCOR Services Integrated Solutions
EMCOR Service VSD
EMCOR Services
Fuller Air Conditioning
EMCOR Services ARC
EMCOR Services Fuller (re
the Lemon Grove, CA property)
EMCOR Service Fuller Air
EMCOR Services Mesa
Hillcrest Air Conditioning
Hillcrest Sheet Metal
EMCOR Service Mesa
EMCOR Services Nevada

Debtor’s Name	Prior Legal Name in Past 5 Years	Trade Names/Names in Past 5 Years

EMCOR International Inc.	None	None

EMCOR Mechanical/ Electrical Services (East), Inc.	None	None

EMCOR Energy Services, Inc.	EMCOR Energy & Technologies, Inc. (DE)	EMCOR Energy EMCOR Energy Services
	Newcomb Anderson Associates (CA)	EMCOR Telecom EMCOR Technologies

Heritage Mechanical Services, Inc.	Heritage Mandell Mechanical Services, Inc. (NY)	EMCOR Service Heritage Air Systems
Heritage Air Systems
Heritage Mechanical Services

Welsbach Electric Corp.	None	Tech Serv Broadway Maintenance Serota Signs AZCO Modular Structures

Forest Electric Corp.	None	Forest Datacom Services

Welsbach Electric Corp. of L.I.	None	Broadway Maintenance Forest/Welsbach Technical Services

Penguin Maintenance and Services Inc.	None	Broadway Electrical Maintenance

Penguin Air Conditioning Corp.	None	Penguin Broadway Electrical Maintenance
EMCOR Service Penguin Air Penguin Broadway Maintenace & Service

J. C. Higgins Corp.	None	Tucker Mechanical
EMCOR Service Tucker Mechanical
J.C. Higgins
J.C. Higgins Service Company
Gibbs-McAllister

Duffy Mechanical Corp.	None	Duffy Mechanical

EMCOR Hyre Electric Co. of Indiana, Inc.	JWP/Hyre Electric Co. of Indiana, Inc.	JWP Electrical Services Co. of Ohio

Debtor’s Name	Prior Legal Name in Past 5 Years	Trade Names/Names in Past 5 Years

	(DE)	JWP Hyre Electric of Ohio
JWP/Hyre Electric of Ohio

Gibson Electric Co., Inc.	None	EMCOR Technologies
Gibson Electric and Technologies
Communication and Data Services
Gibson Electric & Technology Solutions

University Mechanical & Engineering Contractors, Inc. (California Corporation)	None	Spira-Loc University Industrial Services

Pace Mechanical Services II, Inc.	Pace Mechanical Services, Inc.	EMCOR Service Pace Mechanical
EMCOR Pace Mechanical Services, Inc. Pace Mechanical Services

University Mechanical & Engineering Contractors, Inc. (Arizona Corporation)	None	None

Hansen Mechanical Contractors, Inc.	None	None

Design Air, Limited	None	None

Trautman & Shreve, Inc.	None	None

EMCOR Gowan, Inc.	None	Gowan, Inc.
The Warren Company
Gowco
Gowco, Inc.
Systems Commissioning
Gowan Sheet Metal Gowan Sheet Metal, Inc.
EMCOR Service Gowan
EMCOR Service Gowan, Inc.

Inte-Fac Corp.	None	None

MES Holdings Corporation	None	None

R. S. Harritan & Company, Inc.	None	None

Labov Mechanical, Inc.	None	Labov Mechanical Contractors
EMCOR Services Labov

Debtor’s Name	Prior Legal Name in Past 5 Years	Trade Names/Names in Past 5 Years

EMCOR Service Labov EMCOR Services Labov Mechanical EMCOR Services Fluidics Labov

Labov Plumbing, Inc.	None	None

Dynalectric Company of Ohio	None	None

Dynalectric of Michigan II, Inc.	Dynalectric of Michigan, Inc.	John Miller Electric & Technologies
Dynalectric Michigan

DeBra-Kuempel Inc.	The Fred B. DeBra Co.	DeBra Kuempel
EMCOR Service DeBra- Kuempel
EMCOR Service Automated Controls
Dynalectric Ohio

Marelich Mechanical Co., Inc.	None	Control Systems Specialist
University Marelich Mechanical

Dynalectric Company	None	Dynatran
Ferguson Dynalectric of Colorado
Wasatch Wasatch Electric
Dynalectric Information Technologies
Dynalectric Service & Systems Group
EMCOR Construction Services
Dynatechnologies

DYN Specialty Contracting, Inc.	None	None

KDC Inc.	None	KDC Systems
Dynalectric IDMA

Contra Costa Electric, Inc.	None	None

Dynalectric Company of Nevada	None	None

EMCOR Services Northeast, Inc.	Balco, Inc. (MA)	EMCOR Services Balco/ J.C. Higgins
	Commonwealth Air Conditioning and	EMCOR Services CommAir

Debtor’s Name	Prior Legal Name in Past 5 Years	Trade Names/Names in Past 5 Years

	Heating, Inc. (MA)	EMCOR Services CommAir/Balco
EMCOR Services Northeast Balco/J.C. Higgins
EMCOR Services Northeast CommAir
EMCOR Services Northeast CommAir Balco EMCOR Services Balco

Building Technology Engineers, Inc.	None	BTE (Massachusetts), Inc.

BTE of Massachusetts
Building Operations Technologies of Mass
Building Technology, Inc.
Building Technology

Poole & Kent Company of Florida	None	None

Monumental Investment Corporation	None	None

The Poole and Kent Corporation	None	Duffy Mechanical EMCOR Services Poole and Kent
Poole and Kent Construction Services
The Poole and Kent Company	None	EMCOR Service Poole and Kent
EMCOR Service Poole and Kent Northern Operations
EMCOR Service Poole and Kent Southern Operations
The Poole and Kent Company of Maryland

S. A. Comunale Co., Inc.	None	None

Air Systems, Inc.	Air Systems Acquisition, Inc.	EMCOR Services Air Systems
	San Jose Air Systems, Inc.	EMCOR Services

Fluidics, Inc.	Wredna, Inc. (DE) and QLR Corporation (DE)	EMCOR Services Fluidics

Debtor’s Name	Prior Legal Name in Past 5 Years	Trade Names/Names in Past 5 Years

University Marelich Mechanical Co., Inc.	None	None

Midland Fire Protection, Inc.	None	None

Poole and Kent-Connecticut, Inc.	Environmental Engineering Company (MD)	None

Poole and Kent Distributors, Inc. (MD)

Poole and Kent - New England, Inc.	None	None

Monumental Heating, Ventilating and Air Conditioning Contractors, Inc.	None	None

Forti/Poole and Kent, LLC	None	None

HVAC, Ltd.	None	None

Atlantic Coast Mechanical, Inc.	None	None

Great Monument Construction Company	None	None

EMCOR-CSI Holding Co.	None	None

Border Electric Co., L.P.	None	None

Border Mechanical Co., L.P.	None	None

Central Mechanical Construction Co., Inc.	None	None.

CS48 Acquisition Corp.	None	None

CSUSA Holdings L.L.C.	None	None

F & G Mechanical Corporation	None	EMCOR Services F & G Mechanical

F & G Plumbing, Inc.	None	None

Debtor’s Name	Prior Legal Name in Past 5 Years	Trade Names/Names in Past 5 Years

EMCOR Services New York/ New Jersey, Inc.	Gotham Air Conditioning Service, Inc. (DE)	EMCOR Services Gotham Air
Gotham Air Conditioning Services

	Trimech Corporation (NJ)	EMCOR Services Trimech

Hillcrest Sheet Metal, Inc.	None	Healthy Air Ducts
Hillcrest Air Conditioning EMCOR Services Hillcrest
Illingworth-Kilgust Mechanical, Inc.	Kilgust Mechanical, Inc.	Illingworth-Kilgust Mechanical
EMCOR Services Integrated Solutions

Kuempel Service, Inc.	None	EMCOR Service DeBra Kuempel DeBra Kuempel

Lowrie Electric Company, Inc.	None	None

Mandell Mechanical Corporation	None	Heritage Mandell Heritage Mechanical

Maximum Refrigeration & Air Conditioning Corp.	None	None

Meadowlands Fire Protection Corp.	None	None

Nogle & Black Mechanical, Inc.	None	EMCOR Services Nogle & Black

North Jersey Mechanical Contractors, Inc.	None	NJM Service North Jersey Maximum Mechanical

Shambaugh & Son, L.P.	None	Havel Brothers
Ed Grace
Guardian Fire Protection
Acoustics
Advanced Systems Group
Advanced Systems

Debtor’s Name	Prior Legal Name in Past 5 Years	Trade Names/Names in Past 5 Years

Computer Consultants
Chicago Fire Protection Acoustics
Havel Guardian Fire Protection Systems Pace Mechanical Services EMCOR Facility Services EMCOR Construction Services Shambaugh Fire Protection Dynalectric Michigan Advanced Systems Computer Consulting

The Fagan Company	None	KC Fab
Fagan Supermarket Refrigeration

Walker-J-Walker, Inc.	None	EMCOR Service Walker
EMCOR Services Walker J. Walker
EMCOR Services Integrated Solutions

EMCOR Government Services, Inc.	Consolidated Engineering Services, Inc. (MD)	Consolidated Services, Inc. EMCOR Services Consolidated Services of Maryland, Inc.
Consolidated Engineering Services, Inc.
Consolidated Engineering Services

Aircond Corporation	None	EMCOR Services Aircond EMCOR Services Integrated Solutions EMCOR Service Integrated Services

The Betlem Service Corporation	None	EMCOR Services Betlem Residential
EMCOR Services Betlem Home Energy
Betlem Heating and Air Conditioning
EMCOR Services Betlem Service
EMCOR Services betlem

CES Facilities Management Services, Inc.	None	None

Debtor’s Name	Prior Legal Name in Past 5 Years	Trade Names/Names in Past 5 Years

Combustioneer Corporation	None	EMCOR Services Combustioneer
EMCOR Services Mid-Atlantic

EMCOR Services Team Mechanical, Inc.	EMCOR Services Midwest, inc.	EMCOR Services Hayes Mechanical Midwesco Services EMCOR Midwesco Services Team Mechanical EMCOR Services Midwest

New England Mechanical Services of Massachusetts, Inc.	None	None

New England Mechanical Services, Inc.	None	NEMSI
EMCOR Services New England Mechanical

Trimech Plumbing L.L.C.	None	None

Viox Services, Inc.	None	None
F & G Management, Inc.	None	None

FR X Ohmstede Acquisitions Co.	None	None

Ohmstede Partners LLC	None	None

Beaumont Real Estate Holding Company	None	None

HNT Holdings Inc.	None	None

Ohmstede Industrial Services Inc.	Hydraulic Extractor Services, Inc.	United Industrial Services- Beaumont
Ohmstede United Industrial Services Divison
Elite Project Planning

Ohmstede Holdings LLC	None	None

Ohmstede Ltd.	Ohmstede LP	Ohmstede Ltd., LP Ohmstede Ltd., Limited Partnership

Performance Mechanical, Inc.	None	None

Redman Equipment and Manufacturing Company	None	None

Debtor’s Name	Prior Legal Name in Past 5 Years	Trade Names/Names in Past 5 Years

Professional Mechanical Contractors, LLC	None	None

Mechanical Services of Central Florida, Inc.	None	EMCOR Services Integrated Solutions of Florida EMCOR Services MSI – Mechanical Services

MOR PPM, Inc. L.T. Mechanical, Inc.	None None	PPM EMCOR Services L.T. Mechanical
EMCOR Services Arizona, Inc.	None	None

USM, Inc.	Tower Clearing Systems, Inc.

US Maintenance Inc.

Bahnson, Inc.	Luwa, Inc.

Bahnson Environmental Specialties, LLC	Luwa Environmental Specialties

SCHEDULE C
INTELLECTUAL PROPERTY

Trademarks and Trademark Applications: EMCOR Group, Inc.

TRADEMARK	COUNTRY	STATUS	APP. NO.	FILED	REG. NO.	REGISTERED

Be There For Life	CANADA	PENDING	1,341,139	03/28/2007
Be There For Life	EUROPEAN UNION (CT)	PENDING	005835699	04/17/2007
Be There For Life	UNITED STATES	PENDING	77/027,226	10/23/2006
Design	EUROPEAN UNION (CT)	PENDING	004986816	03/30/2006
Design	SOUTH AFRICA	REGISTERED	2001/12319	7/17/2001	2001/12319	3/15/2006
Design	SOUTH AFRICA	PENDING	2001/12318	7/17/2001
Diamond Design	CANADA	REGISTERED	1,227,886	8/20/2004	662,032	3/31/2006
Diamond Design	CANADA	PENDING	1,296,603	04/04/2006
Diamond Design	UNITED STATES	REGISTERED	76/197,550	1/19/2001	2,563,476	4/23/2002
Drake & Scull	UNITED ARAB EMR	REGISTERED	48216	06/23/2002	35824	01/15/2003
Drake & Scull International	UNITED ARAB EMR	REGISTERED	48215	06/23/2002	35823	01/15/2003
EFS	EUROPEAN UNION (CTM)	REGISTERED	002348464	8/22/2001	002348464	6/10/2003
EFS	SOUTH AFRICA	REGISTERED	2001/13770	8/10/2001	2001/13770	7/11/2006
EFS	UNITED KINGDOM	REGISTERED	2278738	8/23/2001	2278738	8/23/2001
EFS	UNITED STATES	REGISTERED	76/123,985	9/ 7/2000	2,940,330	4/12/2005
EFS - FACILITIES	SOUTH AFRICA	REGISTERED	2001/13772	8/10/2001	2001/13772	7/11/2006
EFS - FACILITIES	UNITED ARAB EMR	REGISTERED	44911	10/30/2001	35128	12/14/2002
EFS - FACILITIES	EUROPEAN UNION (CTM)	REGISTERED	002349108	8/22/2001	002349108	7/29/2003
EFS - FACILITIES	UNITED KINGDOM	REGISTERED	2278740	8/23/2001	2278740	8/23/2001
EFS - FACILITIES	SOUTH AFRICA	REGISTERED	2001/13771	8/10/2001	2001/13771	7/11/2006
EMCOR	CANADA	REGISTERED	1,227,764	8/20/2004	651,736	10/25/2005
EMCOR	CANADA	REGISTERED	1,296,682	4/04/2006	690,311	06/20/2007
EMCOR	EUROPEAN UNION (CT)	PENDING	004986857	3/30/2006
EMCOR	UNITED ARAB EMR	REGISTERED	66590	1/18/2005	54490	07/19/2005
EMCOR & Design	CANADA	PENDING	1,296,605	4/4/2006
EMCOR & Design	EUROPEAN UNION (CT)	PENDING	004986733	3/30/2006
EMCOR & Design	UNITED STATES	REGISTERED	75/895,899	1/12/2000	2,562,923	4/23/2002
EMCOR SERVICE	UNITED STATES	REGISTERED	75/895,801	1/12/2000	2,575,099	6/ 4/2002
EMCOR. TAKING KIDSAFETY TO THE STREET	CANADA	REGISTERED	1,295,595	3/28/2006	692378	7/19/2007
EMCOR. TAKING KIDSAFETY TO THE STREET	EUROPEAN UNION (CT)	PENDING	004987012	3/30/2006

TRADEMARK	COUNTRY	STATUS	APP. NO.	FILED	REG. NO.	REGISTERED

EMCOR. TAKING KIDSAFETY TO THE STREET	UNITED STATES	REGISTERED	78/704,379	8/31/2005	3,202,939	1/23/2007
FACILITIES EDGE	EUROPEAN UNION (CTM)	REGISTERED	002361426	9/ 3/2001	002361426	7/29/2003
FACILITIES EDGE	UNITED ARAB EMR	REGISTERED	44904	10/30/2001	35083	12/10/2002
FACILITIES EDGE	UNITED STATES	REGISTERED	76/308,780	9/ 4/2001	2,751,080	8/12/2003
FACILITIES EDGE	SOUTH AFRICA	REGISTERED	2001/14991	8/29/2001	2001/14991	3/29/2006
FACILITIES EDGE	SOUTH AFRICA	REGISTERED	2001/14992	8/29/2001	2001/14992	3/29/2006
FACILITIES EDGE	SOUTH AFRICA	REGISTERED	2001/14993	8/29/2001	2001/14993	3/29/2006
FACILITIES SERVICES TO THE POWER OF E	EUROPEAN UNION (CTM)	REGISTERED	002347367	8/22/2001	002347367	7/29/2003
FACILITIES SERVICES TO THE POWER OF E	UNITED KINGDOM	REGISTERED	2278742	8/23/2001	2278742	8/23/2001
FACILITIES SERVICES TO THE POWER OF E	SOUTH AFRICA	REGISTERED	2001/13774	8/10/2001	2001/13774	3/15/2006
FACILITIES SERVICES TO THE POWER OF E	UNITED STATES	PENDING	76/296,634	8/ 8/2001
FE (stylized)	UNITED STATES	REGISTERED	76/297,396	8/ 8/2001	2,753,922	8/19/2003
FE (stylized)	UNITED KINGDOM	REGISTERED	2278750	8/23/2001	2278750	8/23/2001
FE (stylized)	SOUTH AFRICA	REGISTERED	2001/14231	8/17/2001	2001/14231	11/10/2006
FE (stylized)	EUROPEAN UNION (CTM)	REGISTERED	002348597	8/22/2001	002348597	7/29/2003
KNOWLEDGE IN ACTION	SOUTH AFRICA	REGISTERED	2001/12275	7/16/2001	2001/12275	12/12/2005
KNOWLEDGE IN ACTION	UNITED STATES	REGISTERED	76/197,324	1/19/2001	2,648,390	11/12/2002
KNOWLEDGE IN ACTION	OMAN	REGISTERED	25925	7/17/2001	25925	9/21/2005
KNOWLEDGE IN ACTION	OMAN	REGISTERED	25924	7/17/2001	25924	9/21/2005
KNOWLEDGE IN ACTION	EUROPEAN UNION (CTM)	REGISTERED	002302230	7/16/2001	002302230	12/15/2003
THE POWER OF E	EUROPEAN UNION (CTM)	REGISTERED	002347656	8/22/2001	002347656	7/29/2003
THE POWER OF E	UNITED KINGDOM	REGISTERED	2278743	8/23/2001	2278743	8/23/2001
THE POWER OF E	SOUTH AFRICA	REGISTERED	2001/13773	8/10/2001	2001/13773	3/15/2006

Trademarks and Trademark Applications: CES Facilities Management Services

TRADEMARK	COUNTRY	STATUS	APP. NO.	FILED	REG. NO.	REGISTERED

CES	UNITED STATES	REGISTERED	76,087,071	7/11/2000	2,583,464	6/18/2002

Trademarks and Trademark Applications: Fluidics, Inc.

TRADEMARK	COUNTRY	STATUS	APP. NO.	FILED	REG. NO.	REGISTERED

F & Design	CANADA	REGISTERED	745047	1/12/1994	455,787	3/22/1996
F & Design	UNITED STATES	REGISTERED	74/413,681	7/16/1993	1,895,331	5/23/1995
FLUIDICS	CANADA	REGISTERED	745063	1/12/1994	447,654	9/15/1995

TRADEMARK	COUNTRY	STATUS	APP. NO.	FILED	REG. NO.	REGISTERED

FLUIDICS	UNITED STATES	REGISTERED	75/975,919	7/16/1993	2,086,132	8/15/1997
FLUIDICS	UNITED STATES	REGISTERED	74/413,680	7/16/1993	2,085,139	8/5/1997

No other Debtor owns any intellectual property rights.

SCHEDULE D

INVESTMENT PROPERTY

INVESTMENTS		AMOUNT OF INVESTMENT	PAYEE OR HOLDER

1.	Colony Holdings Ltd. (Bermuda)	60,000 shares —12% interest	Monumental Investment Corp.
2.	Baltimore Ravens	License (right) for 16 seats	The Poole & Kent Corporation

3.	T.P.C. of Boston	$35,000 investment in country club membership	J. C. Higgins Corp.

4.	Cash Surrender Value of split dollar insurance policy	$1,229,000	Penguin Air Condition Corp.

5.	Cash Surrender Value of split dollar life insurance policy	$709,000	Shambaugh & Son, LP

6. F & G Mechanical Inc. (New York)		90 shares – 45% interest	F&G Mechanical Corp.

7. C & H Services LLC		50% Interest	Ohmstede Ltd.

SCHEDULE E

DEPOSIT ACCOUNTS

Deposit Accounts are set forth in the Side Letter.

SCHEDULE F

COMMERCIAL TORT CLAIMS

NONE